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                                  EXHIBIT 10.15
                                  -------------


                  Amendment No. 1 to Placement Agency Agreement

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                             AMENDMENT NO. 1 TO THE
                           PLACEMENT AGENCY AGREEMENT


        This AMENDMENT NO. 1 TO THE PLACEMENT AGENCY AGREEMENT (this "Amendment") made effective as of the 8th day of July, 2004 (the "Effective Date") by and among Vyteris, Inc. a Delaware corporation (the "Company"), Spencer Trask Ventures, Inc., a Delaware corporation ("Spencer Trask") and Rodman & Renshaw, LLC, a Delaware limited liability company ("R&R," each a "Placement Agent" and collectively as the "Placement Agents").

                                   WITNESSETH:

        WHEREAS, the Company and the Placement Agents are parties to that certain Placement Agency Agreement dated June 18, 2004 (the "Placement Agency Agreement"); and

        WHEREAS, the Company and the Placement Agents now desire to amend the Placement Agency Agreement to reflect mutually agreed upon revised terms in accordance with the provisions of this Amendment.

        NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

        1.      DEFINITIONS.

        Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to them in the Placement Agency Agreement.

        2.      AMENDMENTS.

                (a) Section 6(k) of the Placement Agency Agreement is hereby amended and restated in its entirety to read as follows:

                "(K)    AT THE CLOSING, TREASURE MOUNTAIN HOLDINGS, INC.
("PUBCO") AND THE COMPANY SHALL DELIVER TO EACH PLACEMENT AGENT A CERTIFICATE, SIGNED BY THE PRESIDENT OF PUBCO AND THE PRESIDENT OF THE COMPANY, CONFIRMING, ON BEHALF OF PUBCO AND THE COMPANY, RESPECTIVELY, THAT EXCEPT FOR THE CONSUMMATION OF THE OFFERING, THE FILING OF A CERTIFICATE OF MERGER (THE "CERTIFICATE OF MERGER") WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE UPON CONSUMMATION OF THE MERGER AND THE RELEASE OF THEIR RESPECTIVE EXECUTED CLOSING DOCUMENTS REQUIRED TO BE DELIVERED PURSUANT TO THE MERGER AGREEMENT, ALL CONDITIONS TO THE CLOSING OF THE MERGER OF PUBCO AND THE COMPANY, RESPECTIVELY, HAVE BEEN SATISFIED OR WAIVED. AT THE CLOSING, PUBCO SHALL HAVE DELIVERED TO EACH PLACEMENT AGENT A CERTIFICATE, SIGNED BY THE PRESIDENT OF PUBCO, CONFIRMING, ON BEHALF OF PUBCO, THAT ALL REPRESENTATIONS AND WARRANTIES OF PUBCO SET FORTH IN THE MERGER AGREEMENT SHALL BE DEEMED TO BE MADE DIRECTLY TO THE PLACEMENT AGENTS, WHICH REPRESENTATIONS AND WARRANTIES SHALL SURVIVE THE CLOSING. AT THE CLOSING, THE COMPANY SHALL HAVE DELIVERED TO EACH PLACEMENT AGENT A CERTIFICATE, SIGNED BY THE PRESIDENT OF THE COMPANY, CONFIRMING, ON BEHALF OF THE COMPANY, THAT ALL REPRESENTATIONS AND WARRANTIES OF THE

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COMPANY SET FORTH IN THE MERGER AGREEMENT SHALL BE DEEMED TO BE MADE DIRECTLY TO
THE PLACEMENT AGENTS, WHICH REPRESENTATIONS AND WARRANTIES SHALL SURVIVE THE CLOSING."

        (b) Section 6(l) of the Placement Agency Agreement is hereby deleted in its entirety.

        (c) Section 5 of the Placement Agency Agreement is hereby amended to add the following:

                "(M) IMMEDIATELY AFTER THE COMPANY'S RECEIPT OF CONFIRMATION FROM THE STATE OF DELAWARE THAT THE CERTIFICATE OF MERGER HAS BEEN FILED, THE COMPANY SHALL CAUSE PUBCO TO PROVIDE TO EACH PLACEMENT AGENT A CERTIFICATE, SIGNED BY THE PRESIDENT OF PUBCO, OR ITS SUCCESSOR OR ASSIGN, CONFIRMING ON BEHALF OF PUBCO, THAT THE REGISTRATION RIGHTS AGREEMENT (AS DEFINED IN THE MEMORANDUM) HAS BEEN EXECUTED BY PUBCO."

        3.      REFERENCE TO AND EFFECT ON THE PLACEMENT AGENCY AGREEMENT.

                (a) On and after the Effective Date, each reference to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Placement Agency Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Placement Agency Agreement, a reference to the Placement Agency Agreement in any of such instrument or document to be deemed to be a reference to the Placement Agency Agreement as amended hereby.

                (b) Except as expressly amended by this Amendment, the provisions of the Placement Agency Agreement shall remain in full force and effect.

        4.      COUNTERPARTS; FACSIMILE SIGNATURES.

                This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. This Agreement may be executed by facsimile signatures.

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        IN WITNESS WHEREOF, the undersigned have caused this Amendment to the
Placement Agency Agreement to be executed and delivered on the date first written above.


                                     VYTERIS, INC.


                                     By:  /s/ Vincent De Caprio
                                          ---------------------
                                          Name:  Vincent De Caprio
                                          Title:    President



                                     SPENCER TRASK VENTURES, INC.


                                     By:  /s/ William P. Dioguardi
                                          ------------------------
                                          Name:  William P. Dioguardi
                                          Title:  President


                                     RODMAN & RENSHAW, LLC


                                     By:  /s/ Edward Rubin
                                          ----------------
                                          Name:  Edward Rubin
                                          Title:    Managing Director